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Exhibit 99.1

SIMON PROPERTY GROUP

Overview

The Company

        Simon Property Group, Inc. (the "Company") (NYSE:SPG) is a self-administered and self-managed real estate investment trust ("REIT"). Simon Property Group, L.P. (the "Operating Partnership") is a subsidiary partnership of the Company. The Company and the Operating Partnership (collectively the "Simon Group") are engaged primarily in the ownership, operation, management, leasing, acquisition, expansion and development of real estate properties, primarily regional malls and community shopping centers.

        At March 31, 2003, the Company, directly or through the Operating Partnership, owned or had an interest in 242 properties which consisted of regional malls, community shopping centers and office and mixed-use properties (mixed-use properties include a combination of retail, office space or hotel components) containing an aggregate of 183 million square feet of gross leasable area (GLA) in 36 states and nine assets in Europe and Canada.

        On January 1, 2003, the Company's partnership subsidiary, Simon Property Group, L.P., acquired the remaining equity interests of M.S. Management Associates, Inc. ("MSM"). MSM provides management, leasing and other services for certain of the Company's properties. The interests acquired consist of 95% of the voting common stock of MSM and approximately 3% of the economic interests of MSM. MSM is now a wholly owned TRS of the Operating Partnership.

        This package was prepared to provide (1) ownership information, (2) certain operational information, and (3) balance sheet information as of March 31, 2003, for the Company and the Operating Partnership.

        Certain statements contained in this Supplemental Package may constitute "forward-looking statements" made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Readers are cautioned that forward-looking statements involve risks and uncertainties, which may affect the business and prospects of the Company and the Operating Partnership. We direct you to the Company's various filings with the Securities and Exchange Commission including Form 10-K and Form 10-Q for a detailed discussion of risks and uncertainties.

        We hope you find this Supplemental Package beneficial. Any questions, comments or suggestions should be directed to: Shelly J. Doran, Vice President of Investor Relations-Simon Property Group, P.O. Box 7033, Indianapolis, IN 46207. Telephone: (317) 685-7330; e-mail: sdoran@simon.com

SIMON PROPERTY GROUP

Overview

Reporting Calendar

        Results for the next three quarters will be announced according to the following approximate schedule:

Second Quarter 2003	Late July 2003
Third Quarter 2003	Late October 2003
Fourth Quarter and Year-End 2003	Early February 2004

Stock Information

        Simon Property Group common stock and three issues of preferred stock are traded on the New York Stock Exchange under the following symbols:

Common Stock	SPG
6.5% Series B Convertible Preferred	SPGPrB
8.75% Series F Cumulative Preferred	SPGPrF
7.89% Series G Cumulative Preferred	SPGPrG

Debt Ratings

Corporate Rating
Standard & Poor's	BBB+ (CreditWatch Negative)
Senior Unsecured Ratings
Standard & Poor's	BBB (CreditWatch Negative)
Moody's	Baa2
Preferred Stock Ratings
Standard & Poor's	BBB- (CreditWatch Negative)
Moody's	Baa3

Simon Property Group Ownership Structure(1)
March 31, 2003

(1)
Schedule excludes preferred stock (see "Preferred Stock/Units Outstanding") and units not convertible into common stock.

(2)
The number of outstanding shares of common stock of Simon Property exceeds the number of Operating Partnership units owned by Simon Property by 1,670,944. This is the result of the direct ownership of Ocean County Mall by Simon Property, partially offset by units issued to Simon Property in exchange for the contribution of interests in Northshore Mall.

(3)
Consists of Melvin Simon, Herbert Simon, David Simon, and/or trusts established for the benefit of members of the Simon family and Melvin Simon & Associates, Inc.

(4)
Holders of Class B common stock are entitled to elect 4 of the 13 members of the Board of Directors and also have voting rights with regular common stock.

(5)
Consists of NID Corporation, directly or indirectly, members of the DeBartolo family, including Edward J. DeBartolo, Jr. and M. Denise DeBartolo York, or trusts established for the benefit of members of the DeBartolo family or entities in which the foregoing persons hold interests.

(6)
Holders of Class C common stock are entitled to elect 2 of the 13 members of the Board of Directors and also have voting rights with regular common stock.

(7)
Other executives includes directors and executive officers of Simon Property, other than Simon and DeBartolo family members.

SIMON PROPERTY GROUP

Changes in Common Shares and Unit Ownership

For the Period from December 31, 2002 through March 31, 2003

	Operating Partnership Units(1)	Company Common Shares(2)
Number Outstanding at December 31, 2002	63,746,013	185,543,540
Issuance of Stock for Stock Option Exercises	—	178,989
Conversion of Units into Common Stock	(2,880,811)	2,880,811
Conversion of Units into Cash	(116,160)	—
Restricted Stock Awards (Stock Incentive Program), Net	—	360,904
Number Outstanding at March 31, 2003	60,749,042	188,964,244

Total Common Shares and Units Outstanding at March 31, 2003:

249,713,286(2)

Details for Diluted Common Shares Outstanding:

Company Common Shares Outstanding at March 31, 2003	188,964,244
Number of Common Shares Issuable Assuming Conversion of:
Series B Preferred 6.5% Convertible(3)	12,490,773
Net Number of Common Shares Issuable Assuming Exercise of Stock Options(4)	674,369
Diluted Common Shares Outstanding at March 31, 2003	202,129,386

Fully Diluted Common Shares and Units Outstanding at March 31, 2003:

262,878,428

(1)
Excludes units owned by the Company (shown here as Company Common Shares) and units not convertible into common shares.

(2)
Excludes preferred units relating to preferred stock outstanding (see Schedule of Preferred Stock Outstanding on page 46).

(3)
Conversion terms provided in footnotes (1) and (2) on page 46 of this document.

(4)
Based upon the weighted average stock price.

SIMON PROPERTY GROUP
Selected Financial Information
As of March 31, 2003
Unaudited
(In thousands, except as noted)

	As of or for the Three Months Ended March 31,
	2003	2002
Financial Highlights of the Company
Total Revenue—Consolidated Properties	$547,790	$494,947
Total EBITDA of the Simon Group Portfolio(1)	$559,068	$523,707
Simon Group's Share of EBITDA	$432,829	$392,491
Net Income Available to Common Shareholders	$55,140	$30,006
Basic Earnings per Common Share	$0.29	$0.17
Diluted Earnings per Common Share	$0.29	$0.17
FFO of the Simon Portfolio(2)	$224,941	$185,797
Basic FFO Allocable to the Company	$168,603	$135,833
Diluted FFO Allocable to the Company	$177,416	$145,272
Basic FFO per Share	$0.90	$0.78
Diluted FFO per Share	$0.89	$0.77
Distributions per Share	$0.60	$0.55
Operational Statistics
Occupancy at End of Period:
Regional Malls(3)	91.7%	90.9%
Community Shopping Centers(4)	87.3%	88.8%
Average Base Rent per Square Foot:
Regional Malls(3)	$31.28	$29.51
Community Shopping Centers(4)	$10.09	$9.86
Releasing Spread, Regional Malls:
Opening Base Rent per Square Foot	$45.57	$37.64
Closing Base Rent per Square Foot	$33.31	$31.04
Releasing Spread per Square Foot	$12.26	$6.60
Percentage Increase	36.8%	21.3%
Regional Malls:
Total Tenant Sales Volume, in millions(5)(6)	$3,813	$3,644
Comparable Sales per Square Foot(6)	$390	$383
Total Sales per Square Foot(6)	$386	$377
Number of U.S. Properties Open at End of Period(7)	242	251
Total U.S. GLA at End of Period (in millions of square feet)	183.3	186.8

(1)
Management believes that Earnings Before Interest, Taxes, Depreciation and Amortization ("EBITDA") is an effective measure of shopping center operating performance because it is industry practice to evaluate real estate properties based on operating income before interest, taxes, depreciation and amortization, which is generally equivalent to EBITDA; and it is unaffected by the debt and equity structure of the property owner. However, EBITDA does not represent cash flow from operations as defined by accounting principles generally accepted in the United States; should not be considered as an alternative to net income as a measure of operating performance; is not indicative of cash flows from operating, investing and financing activities; and is not an alternative to cash flows as a measure of liquidity. See Reconciliation of EBITDA to Operating Income, which we believe is the most directly comparable GAAP financial measure on page 15.

(2)
Funds from Operations ("FFO") is a widely used measure of the operating performance of real estate companies and is provided here as a supplemental measure to Generally Accepted Accounting Principles (GAAP) net income and earnings per share. FFO, as defined by NAREIT, means consolidated net income without giving effect to real estate depreciation and amortization, gains or losses from extraordinary items and gains or losses on the sales of real estate, plus the allocable portion, based on economic ownership interest, of funds from operations of unconsolidated joint ventures, all determined on a consistent basis in accordance with accounting principles generally accepted in the United States. However, FFO does not represent cash flow from operations, should not be considered as an alternative to net income as a measure of operating performance, and is not an alternative to cash flow as a measure of liquidity. See Reconciliation of Net Income to Funds from Operations, which we believe is the most directly comparable GAAP financial measure, on page 53.

(3)
Includes mall and freestanding stores.

(4)
Includes all Owned GLA.

(5)
Represents only those tenants who report sales.

(6)
Based upon the standard definition of sales for regional malls adopted by the International Council of Shopping Centers which includes only mall and freestanding stores less than 10,000 square feet.
(7)	Number of U.S. Properties at 3/31/02	251
	Plus: Properties Acquired	9
	Less: Properties Sold	-18

	Number of U.S. Properties at 3/31/03	242

SIMON PROPERTY GROUP
Selected Financial Information
As of March 31, 2003
Unaudited
(In thousands, except as noted)

	March 31, 2003	March 31, 2002
Equity Information
Limited Partner Units Outstanding at End of Period	60,749	63,830
Shares Outstanding at End of Period	188,964	174,230

Total Common Shares and Units Outstanding at End of Period	249,713	238,060

Weighted Average Shares Outstanding—Basic(1)	187,070	173,946
Weighted Average Shares Outstanding—Diluted(1)	200,235	188,914
Debt Information
Consolidated Debt	$9,803,899	$8,812,130
Simon Group's Share of Joint Venture Debt	$2,310,541	$2,420,480
Debt-to-Market Capitalization
Common Stock Price at End of Period	$35.83	$32.63
Equity Market Capitalization(2)	$9,959,210	$8,779,625
Total Consolidated Capitalization	$19,763,109	$17,591,755
Total Capitalization—Including Simon Group's Share of JV Debt	$22,073,650	$19,202,477
	As of or for the Three Months Ended March 31,
	2003	2002
Miscellaneous Balance Sheet Data
Interest Capitalized during the Period:
Consolidated Properties	$2,231	$706
Joint Venture Properties	$410	$530
Simon Group's Share of Joint Venture Properties	$145	$261

(1)
For purposes of computing FFO per share

(2)
Market value of Common Stock, Units and all issues of Preferred Stock of the Company.

        On the following two pages, we present balance sheet and income statement data intended to report the Company's economic ownership of the entire Simon Group portfolio. While these combined statements were not prepared in accordance with GAAP, we believe they reflect the Company's proportionate economic ownership of each asset in the Simon Group portfolio.

Basis of Presentation:    The combined amounts shown are prepared on a consistent basis with the consolidated financial statements prepared by the Company.

The Real Estate Joint Ventures column was derived on a property by property basis by applying the same percentage interests used to arrive at our share of net income during the period and applying them to all financial statement line items of each property. A similar calculation was performed for minority interests.

Simon Property Group, Inc.
Unaudited Pro-Rata Balance Sheet
As of March 31, 2003

	Consolidated	Minority Interest	The Company's Consolidated Share	Real Estate Joint Ventures	Total Company's Share
ASSETS:
Investment properties, at cost	$14,451,360	(121,267)	14,330,093	$4,389,053	$18,719,146
Less—accumulated depreciation	2,287,543	(20,116)	2,267,427	589,400	2,856,827

	12,163,817	(101,151)	12,062,666	3,799,653	15,862,319
Cash and cash equivalents	406,941	(5,107)	401,834	97,810	499,644
Tenant receivables and accrued revenue, net	270,029	(1,094)	268,935	69,592	338,527
Notes and advances receivable from Management Company and affiliates	—	—	—	—	—
Investment in unconsolidated entities, at equity	1,589,560	—	1,589,560	(1,589,560)	—
Goodwill, net	37,212	—	37,212	—	37,212
Deferred costs, other assets, and minority interest, net	506,631	(25,010)	481,621	64,380	546,001

Total assets	$14,974,190	$(132,362)	$14,841,828	$2,441,875	$17,283,703

LIABILITIES:
Mortgages and other indebtedness	$9,803,899	$(119,147)	$9,684,752	$2,310,541	$11,995,293
Accounts payable and accrued expenses	551,254	(2,238)	549,016	94,850	643,866
Cash distributions and losses in partnerships and joint ventures, at equity	14,017	—	14,017	(14,017)	—
Other liabilities, minority interest and accrued dividends	169,172	(10,977)	158,195	50,501	208,696

Total liabilities	10,538,342	(132,362)	10,405,980	2,441,875	12,847,855

LIMITED PARTNERS' INTEREST IN THE OPERATING PARTNERSHIPS	819,539	—	819,539	—	819,539
LIMITED PARTNERS' PREFERRED INTEREST IN THE SPG OPERATING PARTNERSHIP	150,852	—	150,852	—	150,852
SHAREHOLDERS' EQUITY:
CAPITAL STOCK OF SIMON PROPERTY GROUP, INC. (750,000,000 total shares authorized, $.0001 par value, 237,996,000 shares of excess common stock):
All series of preferred stock, 100,000,000 shares authorized, 16,830,057 issued and outstanding. Liquidation value $858,006.	814,373	—	814,373	—	814,373
Common stock, $.0001 par value, 400,000,000 shares authorized, 187,858,799 and 172,700,861 issued, respectively	19	—	19	—	19
Class B common stock, $.0001 par value, 12,000,000 shares authorized, 3,200,000 issued and outstanding	1	—	1	—	1
Class C common stock, $.0001 par value, 4,000 shares authorized, issued and outstanding	—	—	—	—	—
Capital in excess of par value	3,731,592	—	3,731,592	—	3,731,592
Accumulated deficit	(1,014,440)	—	(1,014,440)	—	(1,014,440)
Accumulated other comprehensive income	6,654	—	6,654	—	6,654
Unamortized restricted stock award	(20,224)	—	(20,224)	—	(20,224)
Common stock held in treasury at cost, 2,098,555 shares	(52,518)	—	(52,518)	—	(52,518)

Total shareholders' equity	3,465,457	—	3,465,457	—	3,465,457

	$14,974,190	$(132,362)	$14,841,828	$2,441,875	$17,283,703

Simon Property Group, Inc.
Unaudited Pro-Rata Statement of Operations
For three months ended March 31, 2003

	Consolidated	Minority Interest	The Company's Consolidated Share	Real Estate Joint Ventures	Total Company's Share
REVENUE:
Minimum rent	$335,798	(5,801)	329,997	92,655	$422,652
Overage rent	8,103	(388)	7,715	2,393	10,108
Tenant reimbursements	163,236	(2,252)	160,984	46,341	207,325
Management fees and other revenues	18,826	0	18,826	0	18,826
Other income	21,827	(195)	21,632	10,236	31,868

Total revenue	547,790	(8,636)	539,154	151,625	690,779

EXPENSES:
Property and other operating	80,598	(1,743)	78,855	24,480	103,335
Depreciation and amortization	123,767	(1,337)	122,430	34,350	156,780
Real estate taxes	53,423	(419)	53,004	15,159	68,163
Repairs and maintenance	23,265	(404)	22,861	7,586	30,447
Advertising and promotion	11,672	(216)	11,456	3,816	15,272
Provision for credit losses	4,566	(216)	4,350	1,022	5,372
Home and regional office costs	18,753	0	18,753	0	18,753
General & Administrative Expenses	3,055	0	3,055	0	3,055
Other	6,867	(671)	6,196	7,355	13,551

Total operating expenses	325,966	(5,006)	320,960	93,768	414,728

OPERATING INCOME	221,824	(3,630)	218,194	57,857	276,051
Interest Expense	151,365	(1,797)	149,568	36,477	186,045

Income before minority interest	70,459	(1,833)	68,626	21,380	90,006
Minority interest	(1,833)	1,833	—	—	—
Gain on sales of assets and partnership interests, net	4,275		4,275		4,275
Income tax expense of taxable REIT subsidiaries	(1,963)	—	(1,963)	—	(1,963)

Income before unconsolidated entities	70,938	—	70,938	21,380	92,318
Income (Loss) from unconsolidated entities	21,380	—	21,380	(21,380)	—

Income before allocation to limited partners	92,318	—	92,318	—	92,318
LESS:
Limited partners' interest in the Operating Partnership	18,661	—	18,661	—	18,661
Preferred distributions of the SPG Operating Partnership	2,835		2,835		2,835

NET INCOME	70,822	—	70,822	—	70,822
Preferred dividends	(15,682)	—	(15,682)	—	(15,682)

NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$55,140	$—	$55,140	$—	$55,140

RECONCILIATION TO FFO:
Net Income			70,822		70,822
Less:
Joint Venture Net Income			(21,380)	21,380	—

Net Income			49,442	21,380	70,822
Plus:
Limited Partners' interest in the Operating Partnership and Preferred distributions of the Operating Partnership			21,496		21,496
Depreciation and amortization from combined consolidated properties			122,077		122,077
Our share of depreciation and amortization from unconsolidated affiliates			—	34,673	34,673
Gain on sale of real estate			(4,275)		(4,275)
Less:
Minority interest portion of depreciation and amortization and extraordinary items			(1,334)		(1,334)
Preferred distributions (Including those of subdisiaries)			(18,518)		(18,518)

Our FFO			168,888	56,053	224,941

% of Total FFO:			75.08%	24.92%	100.00%

SIMON PROPERTY GROUP
Reconciliation of EBITDA to Operating Income
As of March 31, 2003

	For the three months ended March 31,
	2003	2002
	(in thousands)
Consolidated Operating Income	$221,824	$201,441
Add: Depreciation and amortization expense of consolidated Properties	123,767	110,715

EBITDA of consolidated Properties	$345,591	$312,156
Operating Income of unconsolidated Properties	$151,441	$122,050
Add: Depreciation and amortization expense of unconsolidated Properties	62,036	52,924

EBITDA of unconsolidated Properties	213,477	174,974
Total consolidated and unconsolidated EBITDA	$559,068	$487,130

Total revenues of consolidated and unconsolidated Properties	$905,144	$773,142

Operating Profit Margin	61.8%	63.0%

Adjustments to EBITDA:
Operating Income of unconsolidated discontinued Properties	$—	$22,270
Add: Depreciation and amortization expense from discontinued unconsolidated Properties	—	14,307

EBITDA from discontinued unconsolidated Properties	$—	$36,577

EBITDA of the Portfolio Properties	$559,068	$523,707

Increase in EBITDA from prior period	6.8%	1.7%

Total revenues from discontinued unconsolidated Properties	$—	$50,600

Total revenue of the Portfolio Properties	$905,144	$823,742
Operating Profit Margin	61.8%	63.6%

Less: Joint venture partner's share of EBITDA	$126,239	$131,216

EBITDA allocable to Simon Property	$432,829	$392,491

Increase in EBITDA allocable to Simon Property from prior period	10.3%	0.5%

  GAAP Operating Profit Margin

	For the three months ended March 31,
	2003	2002
	(in thousands)
Consolidated Operating Income	$221,824	$201,441
Operating Income of unconsolidated Properties	$151,441	$122,050

Operating Income of the Portfolio Properties	$373,265	$323,491

Total Revenues of consolidated and unconsolidated Properties	$905,144	$773,142
GAAP Operating Profit Margin of consolidated and unconsolidated Properties	41.2%	41.8%
Operating Income of unconsolidated discontinued Properties	$—	$22,270

Total Operating Income of the Portfolio Properties	$373,265	$345,761

Total revenue of the Portfolio Properties	$905,144	$823,742
GAAP Operating Profit Margin of the Portfolio Properties	41.2%	42.0%

EBITDA.  We believe that there are several important factors that contribute to our ability to increase rent and improve the profitability of our shopping centers, including aggregate tenant sales volume, sales per square foot, occupancy levels, tenant occupancy costs, and tenant mix. Each of these factors has a significant effect on EBITDA. The schedules above set forth total EBITDA and reconcile EBITDA to operating income, which we believe is the most directly comparable GAAP financial measure. The schedules also set forth the operating profit margin of our Portfolio calculated using EBITDA and also calculated using operating income instead of EBITDA ("GAAP operating profit margin").

SIMON PROPERTY GROUP
Analysis of Other Income and Other Expense
As of March 31, 2003
(In thousands)

	For the Three Months Ended March 31,
	2003	2002
Consolidated Properties
Other Income
Interest Income	$3,942	$5,846
Lease Settlement Income	2,240	5,383
Gains (Losses) on Land Sales and Income from the Sale of Net Leases	4,246	8,049
SBV/SBN Revenues(1)	8,641	4,844
Other	2,758	3,375

Totals	$21,827	$27,497

Other Expense
Ground Rent	$3,536	$3,283
Professional Fees	1,466	1,289
Parking Garage Expenses	569	408
Costs of Hedging Activity	—	5,434
Agostinelli Litigation Settlement Costs	—	1,000
Other	1,296	958

Totals	$6,867	$12,372

(1)
Additional SBV and SBN revenues are recorded in minimum rent.

SIMON PROPERTY GROUP
EBITDA Composition
For the Twelve Months Ended March 31, 2003

U.S. Geographic Diversification
of Regional Mall Portfolio(1)

Asset Mix of Portfolio

(1)
Northeast—PA, NY, VT, NH, ME, MA, NJ, CT and RI
Mideast—KY, WV, MD, DE, VA, NC and SC
Southeast—TN, MS, AL, GA and FL
Southwest—TX, OK, LA and AR
West North Central—ND, SD, NE, KS, MN, IA and MO
East North Central—WI, MI, OH, IN and IL
Mountain—NV, AZ, NM, UT, CO, ID, MT and WY
Pacific—CA, OR and WA

SIMON PROPERTY GROUP
Portfolio GLA, Occupancy & Rent Data
As of March 31, 2003

Type of Property	GLA-Sq. Ft.	Total Owned GLA	% of Owned GLA	% of Owned GLA Which is Leased	Average Base Rent Per Square Foot
Regional Malls
—Anchor	100,883,492	29,449,270	28.1%	95.8%	$4.10
—Mall Store	57,841,033	57,793,136	55.3%	91.7%	$31.99
—Freestanding	3,678,231	1,817,382	1.7%	93.1%	$10.23

Subtotal	61,519,264	59,610,518	57.0%	91.7%	$31.28
Regional Mall Total	162,402,756	89,059,788	85.1%	93.1%
Community Shopping Centers
—Anchor	12,038,294	7,403,968	7.1%	86.2%	$8.15
—Mall Store	4,312,689	4,229,862	4.0%	88.5%	$13.64
—Freestanding	813,771	358,324.3%		97.3%	$7.03

Community Ctr. Total	17,164,754	11,992,154	11.4%	87.3%	$10.09
Office Portion of Mixed-Use Properties	3,401,298	3,401,298	3.3%	84.1%	$25.02
Other	322,997	215,326	0.2%
GRAND TOTAL	183,291,805	104,668,566	100.00%
Occupancy History
As of	Regional Malls(1)	Community Shopping Centers(2)
3/31/03	91.7%	87.3%
3/31/02	90.9%	88.8%
12/31/02	92.7%	86.9%
12/31/01	91.9%	90.0%
12/31/00	91.8%	91.5%
12/31/99	90.6%	88.6%
12/31/98	90.0%	91.4%

(1)
Includes mall and freestanding stores.

(2)
Includes all Owned GLA.

SIMON PROPERTY GROUP
Rent Information
As of March 31, 2003

Average Base Rent
Per Square Foot

As of	Mall & Freestanding Stores at Regional Malls	% Change	Community Shopping Centers	% Change
3/31/03	$31.28	6.0%	$10.09	2.3%
3/31/02	$29.51	—	$9.86	—
12/31/02	30.70	4.8	10.12	3.0
12/31/01	29.28	3.4	9.83	5.0
12/31/00	28.31	3.6	9.36	12.0
12/31/99	27.33	6.3	8.36	8.9
12/31/98	25.70	8.7	7.68	3.2

Rental Rates

	Average Base Rent(1)		Amount of Change
Year	Store Openings During Period	Store Closings During Period	$ Change	% Change
Regional Malls:
2003 (YTD)	$45.57	$33.31	$12.26	36.8%
2002	40.35	32.58	7.77	23.8
2001	34.88	29.10	5.78	19.9
2000	35.13	29.24	5.89	20.1
1999	31.25	24.55	6.70	27.3
1998	27.33	23.63	3.70	15.7
Community Shopping Centers:
2003 (YTD)	$12.00	$14.44	$(2.44)	(16.9)%
2002	10.19	8.39	1.80	21.5%
2001	12.79	9.30	3.49	37.5
2000	14.21	11.51	2.70	23.5
1999	10.26	7.44	2.82	37.9
1998	10.43	10.95	(0.52)	(4.7)

(1)
Represents the average base rent in effect during the period for those tenants who signed leases as compared to the average base rent in effect during the period for those tenants whose leases terminated or expired.

SIMON PROPERTY GROUP
Lease Expirations(1)
As of March 31, 2003

Year	Number of Leases Expiring	Square Feet	Avg. Base Rent per Square Foot at 3/31/03
Regional Malls—Mall Stores & Freestanding
2003	835	1,780,742	$33.78
2004	2,230	5,163,919	$30.83
2005	2,092	5,516,337	$31.09
2006	1,905	5,252,584	$31.42
2007	1,963	5,188,067	$33.01
2008	1,538	5,115,002	$32.22
2009	1,463	4,626,378	$30.98
2010	1,549	4,634,207	$34.59
2011	1,426	4,451,865	$32.23
2012	1,157	3,874,898	$34.80
2013	666	2,351,054	$35.91
2014 and Thereafter	148	2,459,804	$17.92
Regional Malls—Anchor Tenants
2003	—	—	—
2004	26	2,540,812	$3.28
2005	25	3,158,153	$2.28
2006	20	2,429,583	$2.76
2007	19	2,058,834	$2.12
2008	26	3,099,319	$3.54
2009	17	2,089,953	$2.79
2010	15	1,445,148	$4.08
2011	13	1,372,201	$4.82
2012	17	2,082,384	$5.10
2013	9	1,412,010	$6.81
2014 and Thereafter	50	5,475,962	$6.25
Community Centers—Mall Stores & Freestanding
2003	68	199,713	$13.16
2004	213	532,198	$13.56
2005	219	676,173	$14.88
2006	162	571,943	$14.15
2007	129	578,895	$12.28
2008	63	312,585	$12.34
2009	17	114,718	$12.67
2010	27	216,726	$13.77
2011	29	189,267	$14.61
2012	20	129,945	$15.43
2013	6	113,111	$6.26
2014 and Thereafter	7	87,375	$11.15

(1)
Does not consider the impact of options to renew that may be contained in leases.

SIMON PROPERTY GROUP
Lease Expirations(1)
As of March 31, 2003

Year	Number of Leases Expiring	Square Feet	Avg. Base Rent per Square Foot at 3/31/03
Community Centers—Anchor Tenants
2003	3	55,227	$10.05
2004	8	280,709	$5.79
2005	11	343,053	$8.66
2006	17	716,221	$5.55
2007	17	612,620	$6.17
2008	15	355,234	$10.30
2009	14	582,791	$6.87
2010	16	621,671	$9.56
2011	6	153,359	$11.81
2012	10	478,851	$8.77
2013	9	217,952	$8.61
2014 and Thereafter	35	1,891,403	$8.91

(1)
Does not consider the impact of options to renew that may be contained in leases.

SIMON PROPERTY GROUP
Top Regional Mall Tenants
As of March 31, 3003
(Square Feet in 000's)

Top 15 In-Line Retail Tenants (sorted by percentage of total base minimum rent)

Tenant	Number of Stores	Square Feet	Percent of Total Sq. Ft.	Percent of Total Base Min. Rent
Limited	556	3,467	1.9%	4.5%
The Gap, Inc.	355	3,623	2.0%	3.1%
Foot Locker	390	1,578	0.9%	2.2%
Zale Corporation	428	477	0.3%	1.9%
Luxottica Group S.P.A	346	605	0.3%	1.3%
Abercrombie & Fitch	118	881	0.5%	1.2%
Sterling Jewelers	186	263	0.1%	1.0%
Best Buy Company	153	635	0.3%	0.9%
Hallmark Cards	208	679	0.4%	0.9%
Trans World Entertainment	110	669	0.4%	0.9%
The Wet Seal, Inc.	134	520	0.3%	0.8%
American Eagle Outfitters, Inc.	118	578	0.3%	0.8%
Charming Shoppes	126	762	0.4%	0.8%
Retail Brand Alliance, Inc.	95	503	0.3%	0.8%
Borders Group	115	565	0.3%	0.7%

Top 15 Anchors (sorted by percentage of total square footage)

Tenant	Number of Stores	Square Feet	Percent of Total Sq. Ft.	Percent of Total Base Min. Rent
Sears	131	19,968	10.9%	0.5%
Federated Dept. Stores	93	17,946	9.8%	0.9%
J.C. Penney Co., Inc.	114	16,390	8.9%	1.1%
The May Dept. Stores	87	12,611	6.9%	0.2%
Dillard's Dept. Stores	84	12,382	6.8%	0.2%
Saks Incorporated	41	4,758	2.6%	1.2%
Target Corporation	27	3,198	1.7%	0.0%
Nordstrom, Inc.	15	2,719	1.5%	0.1%
Belk, Inc.	15	1,747	1.0%	0.1%
Neiman Marcus Group	5	667	0.4%	0.1%
Von Maur	7	592	0.3%	0.0%
Kohl's Dept. Stores	6	562	0.3%	0.0%
Boscov's Department Stores, Inc.	3	526	0.3%	0.1%
Elder-Beerman Stores	5	437	0.2%	0.1%
Burlington Coat Factory	4	354	0.2%	0.1%

SIMON PROPERTY GROUP
2003 and 2004 Regional Mall Anchor/Big Box Openings

2003 Projected Openings

Property Name	Location	Tenant Name
Barton Creek Square	Austin, TX	Nordstrom
Bay Park Square	Green Bay, WI	Younkers
Century III Mall	Pittsburgh, PA	Steve & Barry's
Dadeland Mall	North Miami Beach, FL	Lord & Taylor expansion and renovation
Fashion Mall at Keystone	Indianapolis, IN	Saks Fifth Avenue
Greendale Mall	Worchester, MA	Family Fitness
The Galleria	Houston, TX	Foley's* and Nordstrom*
Lenox Square	Atlanta, GA	Bloomingdale's
Lincolnwood Town Center	Lincolnwood, IL	Kohl's
Menlo Park Mall	Edison, NJ	Cheesecake Factory* Barnes & Noble Benihana
NorthPark Mall	Davenport, IA	Dillard's
Prien Lake Mall	Lake Charles, LA	Foley's
Rolling Oaks Mall	San Antonio, TX	Tony Hawk's Skate Park
Roosevelt Field Mall	Garden City, NY	Galyan's Bloomingdale's Furniture
Square One Mall	Saugus, MA	Best Buy* Gold's Gym
Southern Hills Mall	Sioux City, IA	Sheel's Sporting Goods*
Towne West Square	Wichita, KS	Dick's Sporting Goods
Walt Whitman Mall	Huntington Station, NY	Organized Living
Washington Square	Indianapolis, IN	Burlington Coat

*
Tenants have already opened

SIMON PROPERTY GROUP
2003 and 2004 Regional Mall Anchor/Big Box Openings

2004 Projected Openings

Property Name	Location	Tenant Name
College Mall	Bloomington, IN	Target
Greenwood Park Mall	Greenwood, IN	Dick's Sporting Goods
Irving Mall	Irving, TX	Circuit City
Prien Lakes Mall	Lake Charles, LA	Cinemark Theater
Southern Hills Mall	Sioux City, IA	JC Penney
SouthPark Mall	Moline, IL	Dillard's
SouthPark Mall	Charlotte, NC	Nordstrom
St. Charles Towne Center	Waldorf, MD	Dick's Sporting Goods

SIMON PROPERTY GROUP
Property Listing (sorted by state)
As of March 31, 2003

						Gross Leasable Area
Property Name	State	City	Type*	Ownership		Total	Anchor	Mall & Freestanding
Regional Malls:
McCain Mall	AR	N. Little Rock	Mall	100.0%		777,107	554,156	222,951
University Mall	AR	Little Rock	Mall	100.0%		565,494	412,761	152,733
Metrocenter	AZ	Phoenix	Mall	50.0%		1,367,105	876,027	491,078
Southgate Mall	AZ	Yuma	Mall	100.0%		321,574	252,264	69,310
Brea Mall	CA	Brea	Mall	100.0%		1,315,212	874,798	440,410
Fashion Valley Mall	CA	San Diego	Mall	50.0%		1,710,382	1,053,305	657,077
Laguna Hills Mall	CA	Laguna Hills	Mall	100.0%		867,689	536,500	331,189
Santa Rosa Plaza	CA	Santa Rosa	Mall	100.0%		695,917	428,258	267,659
Shops at Mission Viejo	CA	Mission Viejo	Mall	100.0%		1,149,841	677,215	472,626
Westminster Mall	CA	Westminster	Mall	100.0%		1,219,708	716,939	502,769
Aurora Mall	CO	Aurora	Mall	100.0%		1,013,939	566,015	447,924
Mesa Mall	CO	Grand Junction	Mall	50.0%		866,992	425,817	441,175
Crystal Mall	CT	Waterford	Mall	74.6%		793,735	442,311	351,424
Aventura Mall	FL	Miami Beach	Mall	33.3%		1,901,099	1,242,098	659,001
Avenues, The	FL	Jacksonville	Mall	25.0%		1,118,145	754,956	363,189
Boynton Beach Mall	FL	Boynton Beach	Mall	100.0%		1,183,937	883,720	300,217
Coral Square	FL	Coral Springs	Mall	97.2%		943,499	648,144	295,355
Cordova Mall	FL	Pensacola	Mall	100.0%		851,946	488,263	363,683
Crystal River Mall	FL	Crystal River	Mall	100.0%		424,293	302,495	121,798
Dadeland Mall	FL	North Miami Beach	Mall	50.0%		1,396,336	1,062,072	334,264
DeSoto Square	FL	Bradenton	Mall	100.0%		691,193	435,467	255,726
Edison Mall	FL	Fort Myers	Mall	100.0%		1,041,945	742,667	299,278
Florida Mall, The	FL	Orlando	Mall	50.0%		1,849,455	1,232,416	617,039
Gulf View Square	FL	Port Richey	Mall	100.0%		803,191	568,882	234,309
Indian River Mall	FL	Vero Beach	Mall	50.0%		747,998	445,552	302,446
Lake Square Mall	FL	Leesburg	Mall	50.0%		560,967	296,037	264,930
Melbourne Square	FL	Melbourne	Mall	100.0%		729,218	471,173	258,045
Miami International Mall	FL	South Miami	Mall	47.8%		972,955	683,308	289,647
Orange Park Mall	FL	Orange Park	Mall	100.0%		923,818	534,180	389,638
Paddock Mall	FL	Ocala	Mall	100.0%		560,359	387,378	172,981
Palm Beach Mall	FL	West Palm Beach	Mall	100.0%		1,085,263	749,288	335,975
Port Charlotte Town Center	FL	Port Charlotte	Mall	80.0	%(6)	780,859	458,554	322,305
Seminole Towne Center	FL	Sanford	Mall	45.0%		1,153,550	768,798	384,752
The Shops @ Sunset Place	FL	Miami	Mall	37.5%		500,106	—	500,106
Town Center at Boca Raton	FL	Boca Raton	Mall	100.0%		1,555,305	1,061,076	494,229
Treasure Coast Square	FL	Jensen Beach	Mall	100.0%		871,240	511,372	359,868
Tyrone Square	FL	St. Petersburg	Mall	100.0%		1,128,025	748,269	379,756
University Mall	FL	Pensacola	Mall	100.0%		708,109	478,449	229,660
Gwinnett Place	GA	Duluth (Atlanta)	Mall	50.0%		1,276,975	843,609	433,366
Lenox Square	GA	Atlanta	Mall	100.0%		1,481,621	821,356	660,265
Mall of Georgia	GA	Mill Creek (Atlanta)	Mall	50.0%		1,785,700	989,590	796,110
Northlake Mall	GA	Atlanta	Mall	100.0%		962,193	665,745	296,448
Phipps Plaza	GA	Atlanta	Mall	100.0%		820,433	472,385	348,048
Town Center at Cobb	GA	Kennesaw (Atlanta)	Mall	50.0%		1,273,003	851,346	421,657

Lindale Mall	IA	Cedar Rapids	Mall	50.0%		691,644	305,563	386,081
NorthPark Mall	IA	Davenport	Mall	50.0%		1,073,344	651,533	421,811
Southern Hills Mall	IA	Sioux City	Mall	50.0%		801,814	372,937	428,877
SouthRidge Mall	IA	Des Moines	Mall	50.0%		1,002,538	497,806	504,732
Alton Square	IL	Alton	Mall	100.0%		639,220	426,315	212,905
Lincolnwood Town Center	IL	Lincolnwood	Mall	100.0%		422,294	220,830	201,464
Northfield Square Mall	IL	Bourbonnais	Mall	31.6%		558,317	310,994	247,323
Northwoods Mall	IL	Peoria	Mall	100.0%		695,466	472,969	222,497
Orland Square	IL	Orland Park	Mall	100.0%		1,213,490	773,295	440,195
River Oaks Center	IL	Calumet City	Mall	100.0%		1,370,304	834,588	535,716	(1)
SouthPark Mall	IL	Moline	Mall	50.0%		1,026,566	578,056	448,510
White Oaks Mall	IL	Springfield	Mall	77.0%		950,177	601,708	348,469
Castleton Square	IN	Indianapolis	Mall	100.0%		1,447,982	1,082,021	365,961
Circle Centre	IN	Indianapolis	Mall	14.7%		790,196	350,000	440,196
College Mall	IN	Bloomington	Mall	100.0%		706,903	439,766	267,137
Eastland Mall	IN	Evansville	Mall	50.0%		898,981	532,955	366,026
Fashion Mall at Keystone	IN	Indianapolis	Mall	100.0%		658,394	249,721	408,673	(1)
Greenwood Park Mall	IN	Greenwood	Mall	100.0%		1,315,234	898,928	416,306
Lafayette Square	IN	Indianapolis	Mall	100.0%		1,213,025	937,223	275,802
Markland Mall	IN	Kokomo	Mall	100.0%		393,044	252,444	140,600
Muncie Mall	IN	Muncie	Mall	100.0%		654,902	435,756	219,146
Tippecanoe Mall	IN	Lafayette	Mall	100.0%		859,532	568,373	291,159
University Park Mall	IN	Mishawaka (South Bend)	Mall	60.0%		941,238	622,508	318,730
Washington Square	IN	Indianapolis	Mall	100.0%		1,122,521	814,326	308,195
Hutchinson Mall	KS	Hutchinson	Mall	100.0%		525,581	277,665	247,916
Towne East Square	KS	Wichita	Mall	100.0%		1,193,002	779,490	413,512
Towne West Square	KS	Wichita	Mall	100.0%		966,120	628,971	337,149
West Ridge Mall	KS	Topeka	Mall	100.0%		1,030,469	716,811	313,658
Prien Lake Mall	LA	Lake Charles	Mall	100.0%		811,003	631,762	179,241
South Park Mall	LA	Shreveport	Mall	100.0%		857,596	618,915	238,681
Arsenal Mall	MA	Watertown (Boston)	Mall	100.0%		501,871	191,395	310,476	(1)
Atrium Mall	MA	Chestnut Hill (Boston)	Mall	49.1%		206,062	—	206,062
Auburn Mall	MA	Auburn (Boston)	Mall	49.1%		592,252	417,620	174,632
Burlington Mall	MA	Burlington	Mall	100.0%		1,253,169	836,236	416,933
Cape Cod Mall	MA	Hyannis	Mall	49.1%		723,838	420,199	303,639
Emerald Square	MA	North Attleboro (Boston)	Mall	49.1%		1,021,819	647,372	374,447
Greendale Mall	MA	Worcester (Boston)	Mall	49.1%		431,159	132,634	298,525	(1)
Liberty Tree Mall	MA	Danvers (Boston)	Mall	49.1%		857,169	498,000	359,169
Mall at Chestnut Hill, The	MA	Newton (Boston)	Mall	47.2%		478,106	297,253	180,853
Northshore Mall	MA	Peabody (Boston)	Mall	49.1%		1,684,649	989,277	695,372
Solomon Pond Mall	MA	Marlborough	Mall	49.1%		880,884	506,591	374,293
South Shore Plaza	MA	Braintree (Boston)	Mall	100.0%		1,461,255	847,603	613,652
Square One Mall	MA	Saugus (Boston)	Mall	49.1%		865,305	540,101	325,204
Bowie Town Center	MD	Bowie	Mall	100.0%		664,251	338,567	325,684
Forest Village Park Mall(5)	MD	Forestville (Washington, D.C.)	Mall	100.0%		417,221	242,567	174,654
St. Charles Towne Center	MD	Waldorf (Washington, D.C.)	Mall	100.0%		985,452	631,602	353,850
Mall of America	MN	Bloomington (Minneapolis)	Mall	27.5	%(4)	2,778,967	1,220,305	1,558,662
Maplewood Mall	MN	Minneapolis	Mall	100.0%		909,291	578,060	331,231
Miller Hill Mall	MN	Duluth	Mall	100.0%		803,894	429,508	374,386

Battlefield Mall	MO	Springfield	Mall	100.0%	1,184,688	770,111	414,577
Independence Center	MO	Independence	Mall	100.0%	1,024,005	499,284	524,721
Biltmore Square	NC	Asheville	Mall	100.0%	494,248	242,576	251,672
SouthPark Mall	NC	Charlotte	Mall	100.0%	1,155,617	857,254	298,363
Crossroads Mall	NE	Omaha	Mall	100.0%	858,455	609,669	248,786
Mall at Rockingham Park	NH	Salem (Boston)	Mall	24.6%	1,020,286	638,111	382,175
Mall of New Hampshire	NH	Manchester	Mall	49.1%	806,105	444,889	361,216
Pheasant Lane Mall	NH	Nashua	Mall	100.0%	988,850	675,759	313,091
Bergen Mall	NJ	Paramus (NYC)	Mall	100.0%	858,011	453,260	404,751
Brunswick Square	NJ	East Brunswick (NYC)	Mall	100.0%	772,537	467,626	304,911
Livingston Mall	NJ	Livingston (NYC)	Mall	100.0%	984,480	616,128	368,352
Menlo Park Mall	NJ	Edison (NYC)	Mall	100.0%	1,253,437	527,591	725,846	(1)
Ocean County Mall	NJ	Toms River	Mall	100.0%	902,709	626,638	276,071
Rockaway Townsquare	NJ	Rockaway (NYC)	Mall	100.0%	1,247,349	786,626	460,723
Cottonwood Mall	NM	Albuquerque	Mall	100.0%	1,041,189	631,556	409,633
Forum Shops at Caesars	NV	Las Vegas	Mall	100.0%	483,367	—	483,367
Chautauqua Mall	NY	Lakewood	Mall	100.0%	432,186	213,320	218,866
Eastern Hills Mall	NY	Williamsville	Mall	100.0%	994,056	713,070	280,986
Jefferson Valley Mall	NY	Yorktown Heights	Mall	100.0%	586,995	310,095	276,900
Nanuet Mall	NY	Nanuet (NYC)	Mall	100.0%	916,020	583,711	332,309
Roosevelt Field	NY	Garden City (NYC)	Mall	100.0%	2,179,990	1,430,425	749,565
Smith Haven Mall	NY	Lake Grove (NYC)	Mall	25.0%	1,359,161	902,595	456,566
Source, The	NY	Westbury (NYC)	Mall	25.5%	727,698	210,798	516,900
Walt Whitman Mall	NY	Huntington Station (NYC)	Mall	100.0%	1,017,878	742,214	275,664
Westchester, The	NY	White Plains (NYC)	Mall	40.0%	824,588	349,393	475,195
Great Lakes Mall	OH	Mentor (Cleveland)	Mall	100.0%	1,302,459	879,300	423,159
Lima Mall	OH	Lima	Mall	100.0%	745,903	541,861	204,042
Richmond Town Square	OH	Richmond Heights (Cleveland)	Mall	100.0%	1,016,627	685,251	331,376
Southern Park Mall	OH	Boardman (Youngstown)	Mall	100.0%	1,197,822	811,858	385,964
Summit Mall	OH	Akron	Mall	100.0%	763,544	432,936	330,608
Upper Valley Mall	OH	Springfield	Mall	100.0%	750,568	479,418	271,150
Woodville Mall	OH	Northwood (Toledo)	Mall	100.0%	772,394	518,792	253,602
Eastland Mall	OK	Tulsa	Mall	100.0%	698,970	435,843	263,127
Heritage Park Mall	OK	Midwest City (Oklahoma)	Mall	100.0%	604,564	382,700	221,864
Penn Square Mall	OK	Oklahoma City	Mall	94.5%	977,463	588,137	389,326
Woodland Hills Mall	OK	Tulsa	Mall	47.2%	1,091,431	709,447	381,984
Century III Mall	PA	West Mifflin (Pittsburgh)	Mall	100.0%	1,281,943	773,439	508,504
Cheltenham Square	PA	Philadelphia	Mall	100.0%	635,372	364,106	271,266
Granite Run Mall	PA	Media (Philadelphia)	Mall	50.0%	1,047,491	500,809	546,682
Ross Park Mall	PA	Pittsburgh	Mall	100.0%	1,234,398	827,015	407,383
South Hills Village	PA	Pittsburgh	Mall	100.0%	1,113,163	655,987	457,176
Anderson Mall	SC	Anderson	Mall	100.0%	622,310	404,394	217,916
Haywood Mall	SC	Greenville	Mall	100.0%	1,244,474	913,633	330,841
Empire Mall	SD	Sioux Falls	Mall	50.0%	1,047,583	497,341	550,242
Rushmore Mall	SD	Rapid City	Mall	50.0%	835,408	470,660	364,748

Knoxville Center	TN	Knoxville	Mall	100.0%	979,518	597,028	382,490
Oak Court Mall	TN	Memphis	Mall	100.0%	853,194	535,000	318,194	(1)
Raleigh Springs Mall	TN	Memphis	Mall	100.0%	918,049	691,230	226,819
West Town Mall	TN	Knoxville	Mall	50.1%	1,327,901	878,311	449,590
Wolfchase Galleria	TN	Memphis	Mall	94.5%	1,266,325	761,648	504,677
Barton Creek Square	TX	Austin	Mall	100.0%	1,242,433	777,266	465,167
Broadway Square	TX	Tyler	Mall	100.0%	618,308	427,730	190,578
Cielo Vista Mall	TX	El Paso	Mall	100.0%	1,191,924	793,716	398,208
Highland Mall	TX	Austin	Mall	50.0%	1,090,685	732,000	358,685
The Galleria	TX	Houston	Mall	31.5%	1,744,416	859,066	885,350
Ingram Park Mall	TX	San Antonio	Mall	100.0%	1,128,584	751,704	376,880
Irving Mall	TX	Irving (Dallas)	Mall	100.0%	1,124,452	726,574	397,878
La Plaza Mall	TX	McAllen	Mall	100.0%	1,205,062	778,768	426,294
Lakeline Mall	TX	Austin	Mall	100.0%	1,100,388	745,179	355,209
Longview Mall	TX	Longview	Mall	100.0%	613,161	402,843	210,318
Midland Park Mall	TX	Midland	Mall	100.0%	618,995	339,113	279,882
North East Mall	TX	Hurst (Ft. Worth)	Mall	100.0%	1,705,645	1,348,279	357,366
Richardson Square Mall	TX	Richardson (Dallas)	Mall	100.0%	755,258	471,436	283,822
Rolling Oaks Mall	TX	San Antonio	Mall	100.0%	737,368	460,857	276,511
Sunland Park Mall	TX	El Paso	Mall	100.0%	917,836	575,837	341,999
Valle Vista Mall	TX	Harlingen	Mall	100.0%	656,607	389,781	266,826
Trolley Square	UT	Salt Lake City	Mall	90.0%	222,131	—	222,131
Apple Blossom Mall	VA	Winchester	Mall	49.1%	443,452	229,011	214,441
Charlottesville Fashion Square	VA	Charlottesville	Mall	100.0%	572,203	381,153	191,050
Chesapeake Square	VA	Chesapeake (Norfolk)	Mall	75.0%	809,411	537,279	272,132
Valley Mall	VA	Harrisonburg	Mall	50.0%	486,855	307,798	179,057
Virginia Center Commons	VA	Glen Allen	Mall	100.0%	787,492	506,639	280,853
Columbia Center	WA	Kennewick	Mall	100.0%	741,376	408,052	333,324
Northgate Mall	WA	Seattle	Mall	100.0%	998,782	688,391	310,391
Tacoma Mall	WA	Tacoma	Mall	100.0%	1,294,433	924,045	370,388
Bay Park Square	WI	Green Bay	Mall	100.0%	658,415	447,508	210,907
Forest Mall	WI	Fond Du Lac	Mall	100.0%	501,155	327,260	173,895
(173 properties)
Community Centers:
Plaza at Buckland Hills	CT	Manchester	Comm Cnt	35.0%	334,487	252,179	82,308
Gaitway Plaza	FL	Ocala	Comm Cnt	23.3%	230,170	148,074	82,096
Grove @ Lakeland Square	FL	Lakeland	Comm Cnt	100.0%	215,591	142,317	73,274
Highland Lakes Center	FL	Orlando	Comm Cnt	100.0%	478,031	372,316	105,715
Indian River Commons	FL	Vero Beach	Comm Cnt	50.0%	262,881	233,358	29,523
Royal Eagle Plaza	FL	Coral Springs	Comm Cnt	35.0%	199,122	124,479	74,643
Terrace @ the Florida Mall	FL	Orlando	Comm Cnt	100.0%	329,362	281,831	47,531
Waterford Lakes Town Center	FL	Orlando	Comm Cnt	100.0%	818,176	501,244	316,932
West Town Corners	FL	Altamonte Springs	Comm Cnt	23.3%	385,037	263,782	121,255
Westland Park Plaza	FL	Orange Park (Jacksonville)	Comm Cnt	23.3%	163,154	123,548	39,606
Mall of Georgia Crossing	GA	Mill Creek (Atlanta)	Comm Cnt	50.0%	440,612	341,503	99,109

Bloomingdale Court	IL	Bloomingdale	Comm Cnt	100.0%	604,510	425,633	178,877
Bridgeview Court	IL	Bridgeview	Comm Cnt	100.0%	273,678	216,491	57,187
Countryside Plaza	IL	Countryside	Comm Cnt	100.0%	435,608	290,216	145,392
Crystal Court	IL	Crystal Lake	Comm Cnt	35.0%	278,971	201,993	76,978
Forest Plaza	IL	Rockford	Comm Cnt	100.0%	429,250	325,170	104,080
Fox River Plaza	IL	Elgin	Comm Cnt	100.0%	322,997	276,096	46,901
Lake Plaza	IL	Waukegan	Comm Cnt	100.0%	215,462	170,789	44,673
Lake View Plaza	IL	Orland Park	Comm Cnt	100.0%	371,480	270,628	100,852
Lincoln Crossing	IL	O'Fallon	Comm Cnt	100.0%	161,337	134,935	26,402
Matteson Plaza	IL	Matteson	Comm Cnt	100.0%	275,455	230,885	44,570
North Ridge Plaza	IL	Joliet	Comm Cnt	100.0%	305,070	190,323	114,747
North Riverside Park Plaza	IL	North Riverside	Comm Cnt	100.0%	119,608	58,587	61,021
White Oaks Plaza	IL	Springfield	Comm Cnt	100.0%	391,417	275,703	115,714
Willow Knolls Court	IL	Peoria	Comm Cnt	35.0%	382,377	309,440	72,937
Yards Plaza, The	IL	Chicago	Comm Cnt	35.0%	265,420	228,813	36,607
Brightwood Plaza	IN	Indianapolis	Comm Cnt	100.0%	38,493	—	38,493
Eastland Convenience Center	IN	Evansville	Comm Cnt	50.0%	173,069	60,000	113,069
Greenwood Plus	IN	Greenwood	Comm Cnt	100.0%	159,931	134,141	25,790
Griffith Park Plaza	IN	Griffith	Comm Cnt	100.0%	274,230	175,595	98,635
Keystone Shoppes	IN	Indianapolis	Comm Cnt	100.0%	29,140	—	29,140
Markland Plaza	IN	Kokomo	Comm Cnt	100.0%	93,536	29,957	63,579
Muncie Plaza	IN	Muncie	Comm Cnt	100.0%	172,651	145,456	27,195
New Castle Plaza	IN	New Castle	Comm Cnt	100.0%	91,648	24,912	66,736
Northwood Plaza	IN	Fort Wayne	Comm Cnt	100.0%	170,869	99,028	71,841
Teal Plaza	IN	Lafayette	Comm Cnt	100.0%	101,087	98,337	2,750
Tippecanoe Plaza	IN	Lafayette	Comm Cnt	100.0%	94,598	85,811	8,787
University Center	IN	Mishawaka (South Bend)	Comm Cnt	60.0%	150,548	104,359	46,189
Village Park Plaza	IN	Carmel	Comm Cnt	35.0%	545,448	431,018	114,430
Wabash Village	IN	West Lafayette	Comm Cnt	100.0%	124,536	109,388	15,148
Washington Plaza	IN	Indianapolis	Comm Cnt	100.0%	50,107	21,500	28,607
West Ridge Plaza	KS	Topeka	Comm Cnt	100.0%	237,783	182,161	55,622
Park Plaza	KY	Hopkinsville	Comm Cnt	100.0%	115,024	82,398	32,626
St. Charles Towne Plaza	MD	Waldorf	Comm Cnt	100.0%	404,984	291,782	113,202
Regency Plaza	MO	St. Charles	Comm Cnt	100.0%	287,526	210,627	76,899
Ridgewood Court	MS	Jackson	Comm Cnt	35.0%	240,662	185,939	54,723
Rockaway Convenience Center	NJ	Rockaway (NYC)	Comm Cnt	100.0%	123,326	20,929	102,397
Cobblestone Court	NY	Victor	Comm Cnt	35.0%	265,499	206,680	58,819
Boardman Plaza	OH	Youngstown	Comm Cnt	100.0%	640,602	375,502	265,100
Great Lakes Plaza	OH	Mentor (Cleveland)	Comm Cnt	100.0%	164,104	142,229	21,875
Lima Center	OH	Lima	Comm Cnt	100.0%	206,878	159,584	47,294
Northland Plaza	OH	Columbus	Comm Cnt	100.0%	209,534	118,304	91,230
Eastland Plaza	OK	Tulsa	Comm Cnt	100.0%	188,229	152,451	35,778
Great Northeast Plaza	PA	Philadelphia	Comm Cnt	50.0%	298,125	240,525	57,600
Charles Towne Square	SC	Charleston	Comm Cnt	100.0%	199,693	199,693	—
Empire East	SD	Sioux Falls	Comm Cnt	50.0%	277,181	219,866	57,315
Knoxville Commons	TN	Knoxville	Comm Cnt	100.0%	180,463	91,483	88,980

Arboretum, The	TX	Austin	Comm Cnt	100.0%	211,082	35,773	175,309
Celina Plaza	TX	El Paso	Comm Cnt	100.0%	32,622	23,927	8,695
Ingram Plaza	TX	San Antonio	Comm Cnt	100.0%	111,518	—	111,518
Lakeline Plaza	TX	Austin	Comm Cnt	100.0%	344,693	275,321	69,372
Mainland Crossing	TX	Texas City	Comm Cnt	80.0%	390,987	306,158	84,829
Shops at North East Mall	TX	Hurst	Comm Cnt	100.0%	364,357	265,382	98,975
Chesapeake Center	VA	Chesapeake	Comm Cnt	100.0%	299,604	219,462	80,142
Fairfax Court	VA	Fairfax	Comm Cnt	26.3%	249,357	168,743	80,614
Martinsville Plaza	VA	Martinsville	Comm Cnt	100.0%	102,105	60,000	42,105
Memorial Plaza	WI	Sheboygan	Comm Cnt	100.0%	131,499	103,974	27,525
(68 properties)
Mixed-Used:
New Orleans Centre	LA	New Orleans	Mixed	100.0%	1,028,833	331,831	697,002	(1)
Copley Place	MA	Boston	Mixed	98.1%	1,214,369	104,332	1,110,037	(1)
Fashion Centre at Pentagon	VA	Arlington	Mixed	42.5%	991,566	472,729	518,837	(1)
(3 properties)
Office:
O'Hare International Center	IL	Rosemont	Office	100.0%	497,011	—	497,011	(2)
Riverway	IL	Rosemont	Office	100.0%	818,887	—	818,887	(3)
(2 properties)
Total Portfolio					183,291,805	113,197,882	70,093,923

*
Regional malls generally contain two or more anchors and a wide variety of smaller stores located in enclosed malls connecting the anchors. Additional stores are usually located along the perimeter of the parking area. Community shopping centers are generally unenclosed and smaller than regional malls. Our community shopping centers generally range in size from approximately 50,000 to 600,000 square feet of GLA.

(1)
Office space included as follows:

  Arsenal Mall—approx. 106,000 sq. ft.
  Copley Place—approx. 847,000 sq. ft.
  Fashion Centre at Pentagon—approx. 169,000 sq. ft.
  Fashion Mall at Keystone—approx. 30,000 sq. ft.
  Greendale Mall—approx. 120,000 sq. ft.
  Menlo Park Mall—approx. 50,000 sq. ft.
  New Orleans Centre—approx. 560,000 sq. ft.
  Oak Court Mall—approx. 130,000 sq. ft.
  River Oaks Mall—approx. 115,000 sq. ft.

(2)
Includes approximately 13,000 sq. ft. of retail space.

(3)
Includes approximately 24,000 sq. ft. of retail space.

(4)
The Operating Partnership is entitled to 50% of the economic benefit of this Property due to a partner preference.

(5)
Asset was sold in April, 2003.

(6)
The Operating Partnership receives substantially all the economic benefit of this property due to a partner preference.

SIMON PROPERTY GROUP
Capital Expenditures
For the Three Months Ended March 31, 2003

(In millions)

		Unconsolidated Entities
	Consolidated Properties	Total		Simon Group's Share
New development projects	$6.8	$23.1	(1)	$11.2	(1)
Redevelopment projects with incremental GLA and/or Anchor Replacement	30.2	20.0		6.8
Renovations with no incremental GLA	1.0	0.3		0.1
Tenant allowances	10.7	5.2		2.0
Operational capital expenditures at properties:
CAM expenditures(2)	1.4	.6		.3
Non-CAM expenditures	.8	2.7		.9

Totals	$50.9	$51.9		$21.3

Plus (Less): Conversion from accrual to cash basis	9.5	(1.3)

Capital expenditures(3)	$60.4	$50.6

(1)
Does not include the Company's European initiatives (total cost of $14.4 million; the Company's share is $4.8 million)

(2)
Expenditure included in the pool of expenses allocated to tenants as common area maintenance or CAM.

(3)
Agrees with the line item "Capital expenditures" on the Combined Statements of Cash Flows for the consolidated properties. No statement of cash flows is prepared for the joint venture properties as this is not required by the SEC or GAAP; however, the above reconciliation was completed in the same manner as the reconciliation for the consolidated properties.

SIMON PROPERTY GROUP
Development Activity Report*
Project Overview, Construction-in-Progress and Land Held for Development
As of March 31, 2003

							Construction-in-Progress
								Unconsolidated Entities
Mall/ Location	Project Description	The Company's Ownership Percentage	Opening	Projected Cost(1) (in millions)	The Company's Share of Project Cost	Stabilized Rate of Return	Consolidated Properties	Total		The Company's Share
Recently Completed Redevelopments
The Galleria Houston, TX	Mall renovation; addition of Nordstrom (218,000 sf), Foley's (250,000 sf), small shops (228,000 sf) and two parking decks	31.5%	12/02 (renov) 3/03 (expan)	$144	$45	10%	—	$0.4	(2)	$0.1
New Development Projects:
Chicago Premium Outlets Aurora, IL (Chicago)	438,000 sf premium outlet center	50%	Summer 2004	$79	$40	13%	—	$21.0		$10.5
Las Vegas Premium Outlets Las Vegas, NV	435,000 sf premium outlet center	50%	8/03	$88	$44	12%	—	$58.9		$29.4
Rockaway Town Court Rockaway, NJ (New York)	89,000 sf community center featuring Linens 'N Things, Borders Books and Michael's Arts & Crafts	100%	9/03	$17	$17	11%	$6.3	—		—
Lakeline Village Austin, TX	42,000 sf community center featuring Ultimate Electronics	100%	10/03	$5	$5	11%	$3.3	—		—
Redevelopment Projects with Incremental GLA
Barton Creek Square Austin, TX	Nordstrom replacing Montgomery Ward plus 40,000 sf of small shop GLA; mall renovation	100%	8/03	$28	$28	10%	$16.1	—		—
Bay Park Square Green Bay, WI	Younkers replacing Montgomery Ward plus 67,000 sf of small shop GLA	100%	8/03	$19	$19	11%	$15.4	—		—
Dadeland Mall Miami, FL	Expansion of Lord & Taylor (71,000 sf); remodel of Lord & Taylor, Saks Fifth Avenue and Burdines; mall renovation	50%	11/02 (renov) 10/03 (expan)	$30	$15	8%	—	$5.2	(3)	$2.6
Forum Shops at Caesars Las Vegas, NV	Phase III expansion of 175,000 sf	100%	11/04	$139	$139	10%	$20.4	—		—
Greenwood Park Mall Greenwood, IN	Dick's Sporting Goods replacing former Service Merchandise and MCL space; mall and food court renovation	100%	10/03 (renov) 4/04 (Dick's)	$13	$13	11%	$1.0	—		—
Menlo Park Mall Edison, NJ (New York)	Addition of Barnes & Noble (32,000 sf), Benihana (outlot), and Cheesecake Factory (12,000 sf—opened 1/03)	100%	6/03	$10	$10	13%	$6.0	—		—
SouthPark Charlotte, NC	Addition of Nordstrom (153,000 sf) and an additional anchor pad, Hecht's expansion (60,000 sf) and renovation, Belk's expansion (46,000 sf) and renovation, addition of small shops (50,000 sf), three new parking decks and Cheesecake Factory and Maggiano's	100%	Spring 2004	$90	$90	10%	$50.9	—		—

SIMON PROPERTY GROUP
Development Activity Report*
Project Overview, Construction-in-Progress and Land Held for Development
As of March 31, 2003

							Construction-in-Progress
								Unconsolidated Entities
Mall/ Location	Project Description	The Company's Ownership Percentage	Opening	Projected Cost(1) (in millions)	The Company's Share of Project Cost	Stabilized Rate of Return	Consolidated Properties	Total	The Company's Share
Anchor/Big Box/Theater Activity
Lincolnwood Town Center Lincolnwood, IL (Chicago)	Kohl's replacing JCPenney	100%	8/03
Rockaway Convenience Center Rockaway, NJ (New York)	Demolition of AMC Theater and creation of a new pad for Best Buy (1/03); renovation	100%	12/03
Southern Hills Mall Sioux City, IA	Addition of Scheel's Sporting Goods	50%	4/03
Village Park Plaza Carmel, IN (Indianapolis)	Demolition of existing shops and addition of Bed Bath & Beyond (25,000 sf)	35%	6/03
Walt Whitman Mall Huntington Station, NY (New York)	Addition of Organized Living and Bennigan's in former theater space	98%	10/03
	Subtotal Anchor/Big Box/Theater Activity			$20	$17	11%	$7.9	$2.6	$1.0
Other Miscellaneous							$3.9	$4.0	$1.6
Total Construction in Progress(4)							$131.2	$92.1	$45.2
Land Held for Development							$28.6	$25.6	$12.8

*
Cost and return are based upon current budget assumptions. Actual results may vary.

(1)
Total Projected Cost reflects net development costs. Total Projected Cost includes soft costs such as architecture and engineering fees, tenant costs (allowances/leasing commissions), development, legal and other fees, marketing costs, cost of capital, and other related costs.

(2)
Prior year redevelopment costs were transferred from Construction-in-Progress to the fixed asset accounts for The Galleria (Total = $100 million; SPG's Share = $31.5 million)

(3)
Prior year redevelopment costs were transferred from Construction-in-Progress to the fixed asset accounts for Dadeland Mall (Total = $25 million; SPG's Share = $12.5 million)

(4)
Does not include the Company's European initiatives (unconsolidated total of $102.8 million; the Company's share of $33.9 million)

SIMON PROPERTY GROUP
The Company's Share of Total Debt Amortization and Maturities by Year
As of March 31, 2003
(In thousands)

Year		The Company's Share of Secured Consolidated Debt	The Company's Share of Unsecured Consolidated Debt	The Company's Share of Unconsolidated Joint Venture Debt	The Company's Share of Total Debt
2003		297,987	638,739	146,833	1,083,559
2004	1	697,571	915,000	239,894	1,852,465
2005	2	234,465	660,000	278,401	1,172,866
2006	3	299,703	625,000	365,475	1,290,178
2007	4	518,029	930,000	173,562	1,621,591
2008	5	103,884	350,000	274,617	728,501
2009	6	407,616	450,000	147,310	1,004,926
2010	7	200,310	300,000	239,525	739,835
2011	8	372,728	200,000	168,800	741,528
2012	9	345,466	350,000	196,296	891,762
2013	10	3,298	275,000	76,001	354,299
Thereafter		90,827	450,000	—	540,827

Subtotal Face Amounts		$3,571,884	$6,143,739	$2,306,714	$12,022,337

Premiums and Discounts on Indebtedness, Net		27,308	(13,362)	3,827	17,773
Fair Value Interest Rate Swaps		—	6,732	—	6,732

Company's Share of Total Indebtedness		$3,599,192	$6,137,109	$2,310,541	$12,046,842

SIMON PROPERTY GROUP
Summary of Indebtedness
As of March 31, 2003
(In thousands)

	Total Indebtedness	The Company's Share of Indebtedness	Weighted Avg. Interest Rate	Weighted Average Years to Maturity
Consolidated Indebtedness
Mortgage Debt
Fixed Rate(1)	2,871,138	2,819,886	7.26%	6.2
Floating Rate Debt (Hedged)(2)	157,000	145,250	2.84%	3.4
Floating Rate Debt	610,467	606,748	2.61%	1.5

Total Mortgage Debt	3,638,605	3,571,884	6.29%	5.3
Unsecured Debt
Fixed Rate	5,818,200	5,818,200	6.75%	5.0
Floating Rate Debt	250,539	250,539	2.16%	0.8

Subtotal	6,068,739	6,068,739	6.56%	4.8
Revolving Corporate Credit Facility (Hedged)(2)	75,000	75,000	1.95%	3.0

Subtotal	75,000	75,000	1.95%	3.0
Total Unsecured Debt	6,143,739	6,143,739	6.50%	4.8
Net Premium—Fixed Rate	14,823	13,946	N/A	N/A
Fair Value Interest Rate Swaps	6,732	6,732	N/A	N/A

Consolidated Mortgages and Other Indebtedness(3)	9,803,899	9,736,301	6.42%	5.0

Joint Venture Indebtedness
Mortgage Debt
Fixed Rate	4,240,892	1,885,490	7.18%	5.6
Floating Rate Debt (Hedged)(2)	841,246	273,423	2.20%	1.6
Floating Rate Debt	442,898	147,801	3.85%	3.6

Total Mortgage Debt	5,525,036	2,306,714	6.37%	5.0
Net Premium—Fixed Rate	7,610	3,827	N/A	N/A

Joint Venture Mortgages and Other Indebtedness	5,532,646	2,310,541	6.37%	5.0

The Company's Share of Total Indebtedness		12,046,842	6.41%	5.0

(1)
Includes $162.1 million of variable rate debt, of which $162.1 million is The Company's share, that is effectively fixed to maturity through the use of interest rate hedges with a total notional amount of $162.2 million.

(2)
These debt obligations are hedged by interest rate cap agreements.

(3)
The Company holds $400.0 million of notional amount fixed rate swap agreements that have a weighted average pay rate of 1.55% and a weighted average receive rate of 1.35% at March 31, 2003 which mature in June and December 2003. The Company also holds $675.0 million of notional amount variable rate swap agreements that have a weighted average pay rate of 1.25% and a weighted average receive rate of 3.33% at March 31, 2003 which mature in June 2003 and February of 2004.

SIMON PROPERTY GROUP

Summary of Indebtedness By Maturity

As of March 31, 2003

(In thousands)

Property Name		Maturity Date		Interest Rate	Total Indebtedness	The Company's Share of Indebtedness	Weighted Avg Interest Rate by Year
Consolidated Indebtedness
Fixed Rate Mortgage Debt:
Battlefield Mall—1		12/31/03		7.50%	43,221	43,221
Battlefield Mall—2		12/31/03		6.81%	42,793	42,793

Subtotal 2003					86,014	86,014	7.16%
Forum Phase I—Class A-2		05/15/04	(4)	6.19%	44,386	44,386
Forum Phase II—Class A-2		05/15/04	(4)	6.19%	40,614	40,614
Forum Phase I—Class A-1		05/15/04		7.13%	46,996	46,996
Forum Phase II—Class A-1		05/15/04		7.13%	43,004	43,004
CMBS Loan—Fixed (encumbers 7 Properties)	(5)	12/15/04		7.31%	173,352	173,352
CMBS Loan—Variable (encumbers 7 Properties)	(5)	12/15/04	(4)	6.20%	48,880	48,880

Subtotal 2004					397,232	397,232	6.89%
Tippecanoe Mall—1		01/01/05		8.45%	42,492	42,492
Tippecanoe Mall—2		01/01/05		6.81%	15,216	15,216
Melbourne Square		02/01/05		7.42%	37,074	37,074
Cielo Vista Mall—2		11/01/05		8.13%	902	902

Subtotal 2005					95,684	95,684	7.79%
Treasure Coast Square—1		01/01/06		7.42%	50,254	50,254
Treasure Coast Square—2		01/01/06		8.06%	11,736	11,736
Gulf View Square		10/01/06		8.25%	34,859	34,859
Paddock Mall		10/01/06		8.25%	27,724	27,724

Subtotal 2006					124,573	124,573	7.90%
Cielo Vista Mall—1	(3)	05/01/07		9.38%	51,786	51,786
Cielo Vista Mall—3	(3)	05/01/07		6.76%	37,025	37,025
Lakeline Mall		05/01/07		7.65%	69,317	69,317
McCain Mall—1	(3)	05/01/07		9.38%	24,181	24,181
McCain Mall—2	(3)	05/01/07		6.76%	17,090	17,090
Valle Vista Mall—1	(3)	05/01/07		9.38%	32,026	32,026
Valle Vista Mall—2	(3)	05/01/07		6.81%	7,599	7,599
Wolfchase Galleria		06/30/07		7.80%	75,239	71,098
Copley Place		08/01/07		7.44%	182,880	179,491
University Park Mall		10/01/07		7.43%	59,227	35,536

Subtotal 2007					556,370	525,149	7.83%
Arsenal Mall—1		09/28/08		6.75%	33,308	33,308

Subtotal 2008					33,308	33,308	6.75%
College Mall—1	(2)	01/01/09		7.00%	37,973	37,973
College Mall—2	(2)	01/01/09		6.76%	11,406	11,406
Greenwood Park Mall—1	(2)	01/01/09		7.00%	31,804	31,804
Greenwood Park Mall—2	(2)	01/01/09		6.76%	58,934	58,934
Towne East Square—1	(2)	01/01/09		7.00%	49,648	49,648
Towne East Square—2	(2)	01/01/09		6.81%	23,774	23,774
Penn Square Mall		03/01/09		7.03%	71,973	68,012
Bloomingdale Court	(10)	10/01/09		7.78%	28,946	28,946
Forest Plaza	(10)	10/01/09		7.78%	15,876	15,876
Lake View Plaza	(10)	10/01/09		7.78%	21,104	21,104

Lakeline Plaza	(10)	10/01/09	7.78%	23,137	23,137
Lincoln Crossing	(10)	10/01/09	7.78%	3,195	3,195
Matteson Plaza	(10)	10/01/09	7.78%	9,293	9,293
Muncie Plaza	(10)	10/01/09	7.78%	8,035	8,035
Regency Plaza	(10)	10/01/09	7.78%	4,356	4,356
St. Charles Towne Plaza	(10)	10/01/09	7.78%	27,881	27,881
West Ridge Plaza	(10)	10/01/09	7.78%	5,615	5,615
White Oaks Plaza	(10)	10/01/09	7.78%	17,135	17,135

Subtotal 2009				450,085	446,124	7.24%
Trolley Square		08/01/10	9.03%	29,278	26,350
Coral Square		10/01/10	8.00%	89,634	87,142
Crystal River		11/11/10	7.63%	15,977	15,977
Biltmore Square		12/11/10	7.95%	26,000	26,000
Port Charlotte Town Center		12/11/10	7.98%	53,250	42,600

Subtotal 2010				214,139	198,069	8.10%
Ingram Park Mall	(9)	08/11/11	6.99%	83,046	83,046
Knoxville Center	(9)	08/11/11	6.99%	62,887	62,887
Northlake Mall	(9)	08/11/11	6.99%	72,548	72,548
Towne West Square	(9)	08/11/11	6.99%	54,360	54,360
Tacoma Mall		09/28/11	7.00%	133,029	133,029

Subtotal 2011				405,870	405,870	6.99%
Anderson Mall		10/10/12	6.20%	30,009	30,009
Century III Mall	(7)	10/10/12	6.20%	88,585	88,585
Crossroads Mall		10/10/12	6.20%	44,492	44,492
Forest Mall	(8)	10/10/12	6.20%	17,817	17,817
Highland Lakes Center	(7)	10/10/12	6.20%	16,423	16,423
Longview Mall	(7)	10/10/12	6.20%	33,344	33,344
Markland Mall	(8)	10/10/12	6.20%	23,590	23,590
Midland Park Mall	(8)	10/10/12	6.20%	34,439	34,439
Palm Beach Mall		10/10/12	6.20%	55,092	55,092
Richmond Towne Square	(8)	10/10/12	6.20%	48,373	48,373

Subtotal 2012				392,164	392,164	6.20%
Chesapeake Center	(11)	05/15/15	8.44%	6,563	6,563
Grove at Lakeland Square, The	(11)	05/15/15	8.44%	3,750	3,750
Terrace at Florida Mall, The	(11)	05/15/15	8.44%	4,688	4,688

Subtotal 2015				15,001	15,001	8.44%
Arsenal Mall—2		05/05/16	8.20%	1,897	1,897

Subtotal 2016				1,897	1,897	8.20%
Sunland Park Mall		01/01/26	8.63%	37,636	37,636

Subtotal 2026				37,636	37,636	8.63%
Keystone at the Crossing		07/01/27	7.85%	61,165	61,165

Subtotal 2027				61,165	61,165	7.85%

Total Consolidated Fixed Rate Mortgage Debt				2,871,138	2,819,886	7.26%

Variable Rate Mortgage Debt:
Shops @ Mission Viejo		09/14/03		2.35%	151,299	151,299
Arboretum		12/01/03		2.80%	34,000	34,000

Subtotal 2003					185,299	185,299	2.43%
Jefferson Valley Mall		01/11/04		2.55%	60,000	60,000
North East Mall	(1)	05/21/04		2.68%	140,000	140,000
Waterford Lakes	(1)	08/16/04		2.70%	68,000	68,000

Subtotal 2004					268,000	268,000	2.65%
Brunswick Square	(1)	06/12/05		2.80%	45,000	45,000
Raleigh Springs Mall		12/09/05		3.80%	11,000	11,000
Bowie Mall	(1)	12/14/05		2.80%	52,605	52,605

Subtotal 2005					108,605	108,605	2.90%
Chesapeake Square	(1)	07/01/06		4.05%	47,000	35,250
Riverway	(1)	10/01/06		2.45%	110,000	110,000

Subtotal 2006					157,000	145,250	2.84%
White Oaks Mall	(1)	02/25/08		2.40%	48,563	44,844

Subtotal 2008					48,563	44,844	2.40%

Total Variable Rate Mortgage Debt					767,467	751,998	2.66%

Total Consolidated Mortgage Debt					3,638,605	3,571,884	6.29%

Fixed Rate Unsecured Debt:
Retail Property Trust (Bonds)		04/01/03		7.05%	100,000	100,000
Simon Property Group, LP (Bonds)		06/15/03		6.63%	375,000	375,000
Simon ERE Facility		07/31/03	(4)	7.75%	28,200	28,200
Simon Property Group, LP (PATS)		11/15/03		6.75%	100,000	100,000

Subtotal 2003					603,200	603,200	6.77%
Shopping Center Associates (Bonds)		01/15/04		6.75%	150,000	150,000
Simon Property Group, LP (Bonds)		02/09/04		6.75%	300,000	300,000
Simon Property Group, LP (Bonds)		07/15/04		6.75%	100,000	100,000
Retail Property Trust (Bonds)		08/15/04		7.75%	150,000	150,000

Subtotal 2004					700,000	700,000	6.96%
Shopping Center Associates (Bonds)		05/15/05		7.63%	110,000	110,000
Simon Property Group, LP (Bonds)		06/15/05		6.75%	300,000	300,000
Simon Property Group, LP (Medium Term Notes)		06/24/05		7.13%	100,000	100,000
Simon Property Group, LP (Bonds)		10/27/05		6.88%	150,000	150,000

Subtotal 2005					660,000	660,000	6.98%
Simon Property Group, LP (Bonds)		01/20/06		7.38%	300,000	300,000
Simon Property Group, LP (Bonds)		11/15/06		6.88%	250,000	250,000

Subtotal 2006					550,000	550,000	7.15%

Simon Property Group, LP (Medium Term Notes)		09/20/07	7.13%	180,000	180,000
Simon Property Group, LP (Bonds)		11/15/07	6.38%	750,000	750,000

Subtotal 2007				930,000	930,000	6.52%
Simon Property Group, LP (MOPPRS)		06/15/08	7.00%	200,000	200,000
Simon Property Group, LP (Bonds)		08/28/08	5.38%	150,000	150,000

Subtotal 2008				350,000	350,000	6.30%
Simon Property Group, LP (Bonds)		02/09/09	7.13%	300,000	300,000
Simon Property Group, LP (Bonds)		07/15/09	7.00%	150,000	150,000

Subtotal 2009				450,000	450,000	7.08%
Simon Property Group, LP (Bonds)		03/18/10	4.88%	300,000	300,000

Subtotal 2010				300,000	300,000	4.88%
Simon Property Group, LP (Bonds)		01/20/11	7.75%	200,000	200,000

Subtotal 2011				200,000	200,000	7.75%
Simon Property Group, LP (Bonds)		08/28/12	6.35%	350,000	350,000

Subtotal 2012				350,000	350,000	6.35%
Simon Property Group, LP (Bonds)		03/15/13	5.45%	200,000	200,000
Retail Property Trust (Bonds)		09/01/13	7.18%	75,000	75,000

Subtotal 2013				275,000	275,000	5.92%
Retail Property Trust (Bonds)		03/15/16	7.88%	250,000	250,000

Subtotal 2016				250,000	250,000	7.88%
Simon Property Group, LP (Bonds)		06/15/18	7.38%	200,000	200,000

Subtotal 2018				200,000	200,000	7.38%

Total Unsecured Fixed Rate Debt				5,818,200	5,818,200	6.75%

Variable Rate Unsecured Debt:
Simon ERE Facility		07/31/03	3.17%	35,539	35,539

Subtotal 2003				35,539	35,539	3.17%
Simon Property Group, LP (Term Loan)		02/28/04	1.95%	150,000	150,000
Simon Property Group, LP (Term Loan)		03/15/04	2.10%	65,000	65,000

Subtotal 2004				215,000	215,000	2.00%
Corporate Revolving Credit Facility	(1)	04/16/06	1.95%	75,000	75,000

Subtotal 2006				75,000	75,000	1.95%
Total Unsecured Variable Rate Debt				325,539	325,539	2.11%

Total Unsecured Debt				6,143,739	6,143,739	6.50%

Net Premium on Fixed-Rate Indebtedness				14,823	13,946	N/A
Fair Value Interest Rate Swaps				6,732	6,732	N/A

Total Consolidated Debt				9,803,899	9,736,301	6.42%

Joint Venture Indebtedness
Fixed Rate Mortgage Debt:
Miami International Mall		12/21/03	6.91%	43,796	20,924

Subtotal 2003				43,796	20,924	6.91%
Solomon Pond		02/01/04	7.83%	92,461	45,433
Northshore Mall		05/14/04	9.05%	161,000	79,111
Indian River Commons		11/01/04	7.58%	8,204	4,102
Indian River Mall		11/01/04	7.58%	45,522	22,761

Subtotal 2004				307,187	151,407	8.42%
Westchester, The—1		09/01/05	8.74%	146,035	58,414
Westchester, The—2		09/01/05	7.20%	51,698	20,679
Houston Galleria—1		12/01/05	7.93%	219,121	68,990

Subtotal 2005				416,854	148,083	8.15%
Cobblestone Court		01/01/06	7.64%	6,178	2,162
Crystal Court		01/01/06	7.64%	3,852	1,348
Fairfax Court		01/01/06	7.64%	10,318	2,708
Gaitway Plaza		01/01/06	7.64%	7,348	1,714
Plaza at Buckland Hills, The		01/01/06	7.64%	17,678	6,187
Ridgewood Court		01/01/06	7.64%	7,978	2,792
Royal Eagle Plaza		01/01/06	7.64%	7,920	2,772
Village Park Plaza		01/01/06	7.64%	8,674	3,036
West Town Corners		01/01/06	7.64%	10,328	2,411
Westland Park Plaza		01/01/06	7.64%	4,950	1,155
Willow Knolls Court		01/01/06	7.64%	6,489	2,271
Yards Plaza, The		01/01/06	7.64%	8,269	2,894
CMBS Loan—1 Fixed (encumbers 13 Properties)	(6)	05/15/06	7.41%	300,000	150,000
CMBS Loan—2 Fixed (encumbers 13 Properties)	(6)	05/15/06	8.13%	57,100	28,550
Great Northeast Plaza		06/01/06	9.04%	16,917	8,459
Smith Haven Mall		06/01/06	7.86%	115,000	28,750
Mall of Georgia Crossing		06/09/06	7.25%	33,667	16,834
Greendale Mall		12/10/06	8.23%	40,979	20,136

Subtotal 2006				663,645	284,179	7.65%
River Ridge Mall		01/01/07	8.05%	22,825	2,618
Gwinnett Place—1		04/01/07	7.54%	37,842	18,921
Gwinnett Place—2		04/01/07	7.25%	83,276	41,638
Town Center at Cobb—1		04/01/07	7.54%	48,162	24,081
Town Center at Cobb—2		04/01/07	7.25%	63,428	31,714
Mall at Rockingham		09/01/07	7.88%	97,686	24,000

Subtotal 2007				353,219	142,972	7.46%
Metrocenter		02/28/08	8.45%	29,211	14,606
Aventura Mall—A		04/06/08	6.55%	141,000	47,000
Aventura Mall—B		04/06/08	6.60%	25,400	8,467
Aventura Mall—C		04/06/08	6.89%	33,600	11,200
West Town Mall		05/01/08	6.90%	76,000	38,000
Mall of New Hampshire—1		10/01/08	6.96%	101,440	49,845
Mall of New Hampshire—2		10/01/08	8.53%	8,290	4,073

Fashion Valley Mall—1		10/11/08	6.49%	167,893	83,947
Fashion Valley Mall—2		10/11/08	6.58%	29,124	14,562

Subtotal 2008				611,958	271,700	6.80%
Woodland Hills Mall		01/01/09	7.00%	86,131	40,695
Source, The		03/11/09	6.65%	124,000	31,000
Apple Blossom Mall		09/10/09	7.99%	39,848	19,580
Auburn Mall		09/10/09	7.99%	46,650	22,923

Subtotal 2009				296,629	114,198	7.27%
Mall at Chestnut Hill		02/02/10	8.45%	14,808	6,992
Mall of Georgia		07/01/10	7.09%	200,000	100,000
Florida Mall, The		12/10/10	7.55%	264,796	132,398

Subtotal 2010				479,604	239,390	7.38%
Atrium at Chestnut Hill		03/11/11	6.89%	48,195	23,682
Cape Cod Mall		03/11/11	6.80%	98,016	48,163
Highland Mall		07/11/11	6.83%	69,937	34,969
Fashion Centre Pentagon Retail		09/11/11	6.63%	164,416	69,877
European Retail Enterprises—Fixed Components		12/31/11	6.49%	65,381	21,099

Subtotal 2011				445,945	197,790	6.72%
Dadeland Mall		02/11/12	6.75%	197,799	98,900
Square One		03/11/12	6.73%	94,076	46,227
Crystal Mall		09/11/12	5.62%	105,329	78,543

Subtotal 2012				397,204	223,670	6.35%
Emerald Square Mall—1	(1)	03/01/13	4.95%	119,871	58,902
Emerald Square Mall—2	(1)	03/01/13	5.98%	24,980	12,275
Avenues, The		04/01/13	5.29%	80,000	20,000

Subtotal 2013				224,851	91,177	5.16%

Total Joint Venture Fixed Rate Mortgage Debt				4,240,892	1,885,490	7.18%

Variable Rate Mortgage Debt:
CMBS Loan—1 Floating (encumbers 13 Properties)	(6)	05/15/03	1.80%	184,500	92,250
Liberty Tree Mall		10/23/03	2.80%	45,021	22,122

Subtotal 2003				229,521	114,372	1.99%
Circle Centre Mall—1	(1)	01/31/04	1.74%	60,000	8,802
Circle Centre Mall—2	(1)	01/31/04	2.80%	7,500	1,100
Northfield Square	(1)	04/01/04	3.80%	37,000	11,692
Fashion Centre Pentagon Office	(1)	09/10/04	2.80%	33,000	14,025
Shops at Sunset Place, The	(1)	10/15/04	4.30%	96,440	36,165

Subtotal 2004				233,940	71,784	3.59%
Mall of America	(1)	03/10/05	1.83%	312,000	85,800
Seminole Towne Center	(1)	07/01/05	3.80%	69,947	31,476

Subtotal 2005				381,947	117,276	2.36%

CMBS Loan—2 Floating (encumbers 13 Properties)	(6)	05/15/06	1.67%	81,400	40,700
Westin Hotel—NYC	(6)	06/05/06	4.05%	156,399	11,505
Montreal Forum—Canada	(1)	08/08/06	6.13%	37,503	13,360

Subtotal 2006				275,302	65,565	3.00%
Houston Galleria—2	(1)	06/25/07	3.05%	65,463	20,611

Subtotal 2007				65,463	20,611	3.05%
European Retail Enterprises—Variable Components		11/05/09	4.72%	97,971	31,616

Subtotal 2009				97,971	31,616	4.70%

Total Joint Venture Variable Rate Mortgage Debt				1,284,144	421,224	2.78%

Net Premium on JV Fixed-Rate Indebtedness				7,610	3,827

Total Joint Venture Debt				5,532,646	2,310,541	6.37%

Company's Share of Total Indebtedness					12,046,842	6.41%

Footnotes:

(1)
Includes applicable extensions available at Company's option.

(2)
This Pool is secured by cross-collateralized and cross-defaulted mortgages encumbering these three Properties.

(3)
This Pool is secured by cross-collateralized and cross-defaulted mortgages encumbering these three Properties.

(4)
Through an interest rate swap agreement, effectively fixed at the all-in interest rate presented.

(5)
These notes are secured by cross-collateralized and cross-defaulted mortgages encumbering seven of the Properties (West Ridge Mall, Bay Park Mall, Boardman Plaza, Cheltenham Square, DeSoto Square, Upper Valley Mall and Washington Square).

(6)
These Commercial Mortgage Notes are secured by cross-collateralized mortgages encumbering thirteen of the Properties (Eastland Mall, Southern Hills Mall, Lindale Mall, Southridge Mall, Granite Run Mall, Lake Square Mall, Northpark Mall, Southpark Mall, Valley Mall, Mesa Mall, Empire Mall, Empire East Mall and Rushmore Mall). A weighted average rate is used.

(7)
These three Properties are secured by cross-collateralized and cross-defaulted mortgages.

(8)
These four Properties are secured by cross-collateralized and cross-defaulted mortgages.

(9)
These four Properties are secured by cross-collateralized and cross-defaulted mortgages.

(10)
These eleven Properties are secured by cross-collateralized and cross-defaulted mortgages.

(11)
These three Properties are secured by cross-collateralized and cross-defaulted mortgages.

SIMON PROPERTY GROUP
Unencumbered Assets
As of March 31, 2003

Property Name	City	State
Regional Malls:
University Mall	Little Rock	AR
Southgate Mall	Yuma	AZ
Brea Mall	Brea	CA
Laguna Hills Mall	Laguna Hills	CA
Santa Rosa Plaza	Santa Rosa	CA
Westminster Mall	Westminster	CA
Aurora Mall	Aurora	CO
Boynton Beach Mall	Boynton Beach	FL
Cordova Mall	Pensacola	FL
Edison Mall	Fort Meyers	FL
Orange Park Mall	Orange Park	FL
Town Center at Boca Raton	Boca Raton	FL
Tyrone Square	St. Petersburg	FL
University Mall	Pensacola	FL
Lenox Square	Atlanta	GA
Phipps Plaza	Atlanta	GA
Alton Square	Alton	IL
Lincolnwood Town Center	Lincolnwood	IL
Northwoods Shopping Center	Peoria	IL
Orland Square	Orland Park	IL
River Oaks Center	Calumet City	IL
Castleton Square Mall	Indianapolis	IN
Lafayette Square	Indianapolis	IN
Muncie Mall	Muncie	IN
Hutchinson Mall	Hutchinson	KS
Prien Lake Mall	Lake Charles	LA
South Park Mall	Shreveport	LA
Burlington Mall	Burlington	MA
South Shore Plaza	Braintree (Boston)	MA
Forest Village Park Mall	Forestville (Washington, D.C.)	MD
St. Charles Towne Center	Waldorf	MD
Maplewood Mall	Minneapolis	MN
Miller Hill Mall	Duluth	MN
Independence Center	Independence	MO
SouthPark Mall	Charlotte	NC
Pheasant Lane	Nashua	NH

Bergen Mall	Paramus (NYC)	NJ
Livingston Mall	Livingston (NYC)	NJ
Menlo Park Mall	Edison (NYC)	NJ
Ocean County Mall	Toms River	NJ
Rockaway Townsquare	Rockaway (NYC)	NJ
Cottonwood Mall	Albuquerque	NM
Chautauqua Mall	Lakewood	NY
Eastern Hills Mall	Williamsville	NY
Nanuet Mall	Nanuet (NYC)	NY
Roosevelt Field	Garden City (NYC)	NY
Walt Whitman Mall	Huntington Station	NY
Great Lakes Mall	Mentor	OH
Lima Mall	Lima	OH
Southern Park Mall	Boardman	OH
Summit Mall	Akron	OH
Woodville Mall	Northwood	OH
Eastland Mall	Tulsa	OK
Heritage Park Mall	Midwest City	OK
Ross Park Mall	Pittsburgh	PA
South Hills Village	Pittsburgh	PA
Haywood Mall	Greenville	SC
Oak Court Mall	Memphis	TN
Barton Creek Square	Austin	TX
Broadway Square	Tyler	TX
Irving Mall	Irving	TX
La Plaza Mall	McAllen	TX
Richardson Square Mall	Richardson	TX
Rolling Oaks Mall	San Antonio	TX
Charlottesville Fashion Square	Charlottesville	VA
Virginia Center Commons	Glen Allen	VA
Columbia Center	Kennewick	WA
Northgate Mall	Seattle	WA

Community Centers:
Bridgeview Court	Bridgeview	IL
Countryside Plaza	Countryside	IL
Fox River Plaza	Elgin	IL
Lake Plaza	Waukegan	IL
North Ridge Plaza	Joliet	IL
North Riverside Park Plaza	North Riverside	IL
Brightwood Plaza	Indianapolis	IN
Greenwood Plus	Greenwood	IN
Griffith Park Plaza	Griffith	IN
Markland Plaza	Kokomo	IN
New Castle Plaza	New Castle	IN
Northwood Plaza	Fort Wayne	IN
Teal Plaza	Lafayette	IN
Tippecanoe Plaza	Lafayette	IN
University Center	Mishawaka	IN
Wabash Village	West Lafayette	IN
Washington Plaza	Indianapolis	IN
Park Plaza	Hopkinsville	KY
Rockaway Convenience Center	Rockaway (NYC)	NJ
Great Lakes Plaza	Mentor	OH
Lima Center	Lima	OH
Northland Plaza	Columbus	OH
Eastland Plaza	Tulsa	OK
Charles Towne Square	Charleston	SC
Knoxville Commons	Knoxville	TN
Celina Plaza	El Paso	TX
Ingram Plaza	San Antonio	TX
Mainland Crossing	Texas City	TX
Martinsville Plaza	Martinsville	VA
Memorial Plaza	Sheboygan	WI
Mixed-Used:
New Orleans Centre	New Orleans	LA
Office:
O'Hare International Center	Rosemont	IL

SIMON PROPERTY GROUP
Preferred Stock/Units Outstanding
As of March 31, 2003
($ in 000's)

Issuer	Description	Number of Shares/Units	Per Share Liquidation Preference	Aggregate Liquidation Preference	Ticker Symbol
Preferred Shares:
Convertible
Simon Property Group, Inc.	Series B Preferred 6.5% Convertible(1)	4,830,057	$100	$483,006	SPGPrB
Perpetual
Simon Property Group, Inc.	Series E Preferred 8% Cumulative Redeemable(2)	1,000,000	$25	$25,000	N/A
Simon Property Group, Inc.	Series F Preferred 8 3/4% Perpetual(3)	8,000,000	$25	$200,000	SPGPrF
Simon Property Group, Inc.	Series G Preferred 7.89% Perpetual(4)	3,000,000	$50	$150,000	SPGPrG
Preferred Units:
Simon Property Group, L.P.	Series C 7% Cumulative Convertible Preferred(5)	2,600,895	$28	$72,825	N/A
Simon Property Group, L.P.	Series D 8% Cumulative Redeemable Preferred(6)	2,600,895	$30	$78,027	N/A

(1)
Each share is convertible into a number of shares of common stock of the Company obtained by dividing $100 by $38.669 (the conversion price), which is subject to adjustment as outlined below. The Company may redeem the stock on or after September 24, 2003 at a price beginning at 105% of the liquidation preference plus accrued dividends and declining to 100% of the liquidation preference plus accrued dividends any time on or after September 24, 2008. The shares are traded on the New York Stock Exchange. The closing price on March 31, 2003, was $97.54 per share. (The conversion price of the Series B Convertible Preferred Stock is subject to adjustment by the Company in connection with certain events.)

(2)
The shares are not redeemable prior to August 27, 2004.

(3)
The shares are redeemable on or after September 29, 2006. The shares are not convertible into any other securities of the Company. The shares are traded on the New York Stock Exchange. The closing price on March 31, 2003, was $26.35 per share.

(4)
The Cumulative Step-Up Premium Rate Preferred Stock was issued at 7.89%. The shares are redeemable after September 30, 2007. Beginning October 1, 2012, the rate increases to 9.89%. The shares are not convertible into any other securities of the Company. The shares are traded on the New York Stock Exchange. The closing price on March 31, 2003 was $51.50 per share.

(5)
Each unit/share is convertible into 0.75676 shares of common stock on or after August 27, 2004 if certain conditions are met. Each unit/share is not redeemable prior to August 27, 2009.

(6)
Each unit/share is not redeemable prior to August 27, 2009.

QuickLinks

  Exhibit 99.1
SIMON PROPERTY GROUP Changes in Common Shares and Unit Ownership For the Period from December 31, 2002 through March 31, 2003
Simon Property Group, Inc. Unaudited Pro-Rata Balance Sheet As of March 31, 2003
Simon Property Group, Inc. Unaudited Pro-Rata Statement of Operations For three months ended March 31, 2003
SIMON PROPERTY GROUP Reconciliation of EBITDA to Operating Income As of March 31, 2003
SIMON PROPERTY GROUP Analysis of Other Income and Other Expense As of March 31, 2003 (In thousands)
U.S. Geographic Diversification of Regional Mall Portfolio(1)
Asset Mix of Portfolio
SIMON PROPERTY GROUP Rent Information As of March 31, 2003
SIMON PROPERTY GROUP Lease Expirations(1) As of March 31, 2003
SIMON PROPERTY GROUP Lease Expirations(1) As of March 31, 2003
SIMON PROPERTY GROUP 2003 and 2004 Regional Mall Anchor/Big Box Openings
SIMON PROPERTY GROUP 2003 and 2004 Regional Mall Anchor/Big Box Openings
SIMON PROPERTY GROUP Property Listing (sorted by state) As of March 31, 2003
SIMON PROPERTY GROUP Capital Expenditures For the Three Months Ended March 31, 2003 (In millions)
SIMON PROPERTY GROUP The Company's Share of Total Debt Amortization and Maturities by Year As of March 31, 2003 (In thousands)
SIMON PROPERTY GROUP Summary of Indebtedness As of March 31, 2003 (In thousands)
SIMON PROPERTY GROUP Summary of Indebtedness By Maturity As of March 31, 2003 (In thousands)
SIMON PROPERTY GROUP Unencumbered Assets As of March 31, 2003